Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 10: Income Taxes

In 2012, the Company announced the planned tax domicile of CNH Industrial N.V. in the United Kingdom. On August 13, 2013, the Dutch and United Kingdom competent authorities completed a mutual agreement procedure and issued a ruling that as of November 24, 2012, CNH Industrial N.V. should be treated solely as a tax resident in the United Kingdom and is subject to the United Kingdom corporate income tax system. As a result of the United Kingdom tax residence, the Company does not expect a significant impact on its corporate income tax liabilities. However, dividend distributions by CNH Industrial N.V. to its shareholders are not subject to withholding tax, as the United Kingdom currently does not levy a withholding tax on dividend distributions. CNH Industrial N.V.’s United Kingdom tax residency provides the Company enhanced financial flexibility for global cash management and repatriation strategies.

CNH Industrial N.V., through its subsidiaries, has substantial world-wide operations. Taxes are primarily paid on the earnings generated in various jurisdictions, including the United States, Brazil, Canada, France, and other countries. The Company’s subsidiaries incur tax obligations in the jurisdictions in which they operate. The Company’s provision for income taxes as reported in its consolidated statements of operations for the year ended December 31, 2014 of $467 million consists almost entirely of the income taxes owed by the subsidiaries of CNH Industrial N.V.

The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2014, 2013, and 2012 are as follows:

	2014	2013	2012
	(in millions)
Parent country source	$(12)	$14	$(1,036)
Foreign sources	1,101	1,360	2,383
Income before taxes and equity in income of unconsolidated subsidiaries and affiliates	$1,089	$1,374	$1,347

The provision for income taxes for the years ended December 31, 2014, 2013, and 2012 consisted of the following:

	2014	2013	2012
	(in millions)
Current income taxes	$489	$755	$579
Deferred income taxes	(22)	(84)	(15)
Total income tax provision	$467	$671	$564

CNH Industrial N.V. is incorporated in The Netherlands, but the Company is a tax resident of the United Kingdom as indicated above. However, for 2012, Fiat Industrial was incorporated in Italy and a tax resident of that country until the Merger date of September 29, 2013. As such, the reconciliation of the differences between the provision for income taxes and the statutory rate for 2012 is presented on the basis of the Italy statutory federal income tax rate of 27.5% as opposed to the United Kingdom statutory rates of 23% for the 2013 reconciliation. For 2014, the reconciliation of the differences between the provision for income taxes and the statutory rate is presented on the basis of the United Kingdom statutory federal income tax rate of 21.5%. A reconciliation of CNH Industrial’s statutory and effective income tax rate for the years ended December 31, 2014, 2013, and 2012 is as follows:

	2014	2013	2012
	(in percentages)
Tax provision at the parent statutory rate	22%	23%	28%
Foreign income taxed at different rates	14	11	6
Change in valuation allowance	14	13	4
Italian IRAP taxes	3	2	3
Tax contingencies	(6)	3	9
Tax credits and incentives	(8)	(7)	(10)
Currency exchange impact	2	-	-
Other	2	4	2
Total income tax provision	43%	49%	42%

The components of net deferred tax assets as of December 31, 2014 and 2013 are as follows:

	2014	2013
	(in millions)
Deferred tax assets:
Inventories	$225	$237
Warranty and campaigns	202	218
Allowance for credit losses	212	228
Marketing and sales incentive programs	445	405
Other risk and future charges reserve	173	179
Pension, postretirement and post-employment benefits	634	587
Measurement of derivative financial instruments	37	-
Research and development costs	343	440
Other reserves	413	444
Tax loss carry forwards	836	647
Less: Valuation allowances	(1,484)	(1,432)
Total deferred tax assets	$2,036	$1,953
Deferred tax liabilities:
Property, plant and equipment	271	138
Inventories	136	134
Measurement of derivative financial instruments	-	57
Other	334	330
Total deferred tax liabilities	741	659
Net deferred tax assets	$1,295	$1,294

Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2014 and 2013 as follows:

	2014	2013
	(in millions)
Deferred tax assets	$1,747	$1,679
Deferred tax liabilities	(452)	(385)
Net deferred tax assets	$1,295	$1,294

CNH Industrial has gross tax loss carry forwards in a number of tax jurisdictions. The years in which these tax losses expire are as follows: $29 million in 2015; $23 million in 2016; $29 million in 2017; $683 million in 2018; $523 million in 2019 and beyond. CNH Industrial also has tax loss carry forwards of more than $2 billion with indefinite lives.

A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2014	2013
	(in millions)
Balance, beginning of year	$555	$383
Additions based on tax positions related to the current year	42	95
Additions for tax positions of prior years	81	171
Reductions for tax positions of prior years	(304)	(73)
Reductions for tax positions as a result of lapse of statute	(12)	(12)
Settlements	(19)	(9)
Balance, end of year	$343	$555

The total amount of tax contingencies, if recognized, would affect the total income tax provision by $159 million.

The remaining tax contingencies included in the balance sheet at December 31, 2014 are principally related to tax positions for which there are offsetting tax receivables or tax contingencies related to timing items. Based on worldwide tax audits which are scheduled to close over the next twelve months, the Company expects to have decreases of approximately $204 million and increases of approximately $68 million to tax contingencies primarily related to transfer pricing. These changes in tax contingencies are not expected to have a material impact on the effective tax rate due to compensating adjustments to related tax receivables.

Included in the balance sheet at December 31, 2014, are $9 million of tax positions for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility. The disallowance of a shorter deductibility period would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2014, 2013 and 2012, the Company recognized approximately $(8) million, $(13) million and $(9) million in interest and penalties, respectively. The Company had approximately $17 million, $26 million and $41 million for the payment of interest and penalties accrued at December 31, 2014, 2013 and 2012, respectively.

In the third quarter 2012, New Holland Fiat (India) Pvt. Ltd (“NHFIPL”) lost its Indian Supreme Court case regarding the amount of excise tax duty imposed on the valuation of motor vehicles for the period April 1998 through June 2001. See “Note 21: Related Party Information” for additional information.

On December 19, 2014, President Obama signed The Tax Increase Prevention Act of 2014, legislation which extended many of the tax provisions that expired in 2013.  For financial reporting purposes, the tax impact of this legislation is taken into account in the quarter in which the legislation is enacted by Congress and signed into law by the President.  Since President Obama signed the bill on December 19, 2014, the financial reporting for these legislative changes occurred in the fourth quarter 2014. In the fourth quarter 2014, the full 2014 research and development tax credit was recorded as a discrete tax benefit and the reduction of the 2014 active financing income was recorded. The total tax benefit to the fourth quarter 2014 was approximately $12 million.

On January 2, 2013, President Obama signed The American Taxpayer Relief Act of 2012, legislation which extended many of the tax provisions that expired in 2011 or 2012. For financial reporting purposes, the tax impact of this legislation is taken into account in the quarter in which the legislation is enacted by Congress and signed into law by the President. Since President Obama signed the bill on January 2, 2013, the financial reporting for these legislative changes occurred in the first quarter 2013. In the first quarter 2013, the full 2012 research and development tax credit was recorded as a discrete tax benefit and the reduction of the 2012 active financing income was recorded. The total tax impact to the first quarter 2013 was approximately $9 million.

On July 17, 2012, the UK Finance Act 2012 received Royal Assent passing into law a number of tax measures including the tax rate reduction, Controlled Foreign Corporation (“CFC”) reform and the introduction of the “patent box” regime. The key measure is a phased-in 2% reduction to the corporate income tax rate. Reduction to 21% for the year beginning April 1, 2014 and reduction to 20% for the year beginning April 1, 2015 were included in the Finance Act 2013 and enacted in 2013. Pursuant to ASC 740-10-25-47, deferred taxes are required to be measured using the tax laws and rates that are fully enacted as of the balance sheet date. The effect of changes in tax laws, including those with retroactive application, should be recorded in the financial reporting period that includes the enactment date with the entire tax effect of a change allocated to continuing operations. The deferred tax balances have been adjusted for the enacted 20% tax rate change.

The Company files income tax returns in various foreign jurisdictions, of which the United States, Brazil, Canada, France, and Italy represent the major tax jurisdictions. The Company is currently under tax examinations by various taxing authorities for years 2001 through 2012 that are anticipated to be completed by the end of 2018. During 2014, the Company settled various tax examinations and has made cash payments to the U.S. of approximately $41 million. Certain taxing authorities have proposed adjustments to the Company for certain tax positions, and the Company is currently engaged in competent authority proceedings. The Company reached a settlement with the U.S. and Canada competent authorities in 2013 settling transfer pricing disputes for the years 2005 through 2012 resulting in cash tax payments of $44 million in 2014, offset by cash tax refunds of $50 million received in 2014 and another $20 million expected in 2015. The potential tax deficiency assessment relating to other tax examinations could result in cash payments in the range of $15 to $20 million. The Company has provided for tax contingencies and related competent authority recovery. The Company does not believe that the resolution of the tax examinations will have a material adverse effect on the Company’s financial position or its results of operations.

At December 31, 2014, undistributed earnings in certain subsidiaries outside the U.K. totaled $8.7 billion for which no provision for income taxes has been made because it is expected that such earnings will be reinvested outside the U.K. indefinitely. The Company has determined that the amount of unrecognized deferred tax liability on $8.7 billion of the total undistributed earnings is approximately $75 million attributable to foreign withholding taxes in certain jurisdictions. The repatriation of undistributed earnings to the U.K. is generally exempt from U.K. income taxes under a full participation exemption.